First Quarter 2026 Results May 7, 2026

2 Non-GAAP financial measures and forward-looking statements Non-GAAP financial measures We provide reconciliations of the non-GAAP financial measures contained in this presentation to the most directly comparable measure under GAAP, which are set forth in the financial tables attached to this presentation. The non-GAAP financial measures in this presentation include: adjusted earnings before interest, taxes, depreciation and amortization (“adjusted EBITDA”); adjusted EBITDA margin; bank-adjusted EBITDA; free cash flow and free cash flow as a percentage of adjusted EBITDA (“free cash flow conversion”); adjusted free cash flow and adjusted free cash flow as a percentage of adjusted EBITDA (“adjusted free cash flow conversion”); net debt, gross leverage and net leverage; and adjusted net loss and adjusted diluted loss per share (“adjusted diluted EPS”). We believe that these adjusted financial measures facilitate analysis of our ongoing business operations because they exclude items that may not reflect, or are unrelated to, RXO’s core operating performance, and may assist investors with comparisons to prior periods and assessing trends in our underlying businesses. Other companies may calculate these non-GAAP financial measures differently, and therefore our measures may not be comparable to similarly titled measures of other companies. These non-GAAP financial measures should only be used as supplemental measures of our operating performance. Adjusted EBITDA, adjusted EBITDA margin, bank-adjusted EBITDA, adjusted net loss and adjusted diluted EPS include adjustments for transaction and integration costs, as well as restructuring costs and other adjustments as set forth in the attached tables. Management uses these non-GAAP financial measures in making financial, operating and planning decisions and evaluating RXO’s ongoing performance. We believe that adjusted EBITDA, adjusted EBITDA margin and bank-adjusted EBITDA improve comparability from period to period by removing the impact of our capital structure (interest and financing expenses), asset base (depreciation and amortization), tax impacts and other adjustments that management has determined do not reflect our core operating activities and thereby assist investors with assessing trends in our underlying business. We believe that adjusted net loss and adjusted diluted EPS improve the comparability of our operating results from period to period by removing the impact of certain costs that management has determined do not reflect our core operating activities, including amortization of acquisition-related intangible assets, transaction and integration costs, restructuring costs and other adjustments as set out in the attached tables, and thereby may assist investors with comparisons to prior periods and assessing trends in our underlying business. We believe that free cash flow, free cash flow conversion, adjusted free cash flow and adjusted free cash flow conversion are important measures of our ability to repay maturing debt or fund other uses of capital that we believe will enhance stockholder value, and may assist investors with assessing trends in our underlying business. We calculate free cash flow as net cash provided by operating activities less payment for purchases of property and equipment plus proceeds from sale of property and equipment. We define adjusted free cash flow as free cash flow less cash paid for transaction, integration, restructuring and other costs. We believe that net debt, gross leverage and net leverage are important measures of our overall liquidity position. Net debt is calculated by removing cash and cash equivalents from the principal balance of our total debt. Gross leverage is calculated as the principal balance of our total debt as a ratio of trailing twelve months bank-adjusted EBITDA. Net leverage is calculated as net debt as a ratio of trailing twelve months bank-adjusted EBITDA. With respect to our financial outlook for the second quarter of 2026 adjusted EBITDA, a reconciliation of this non-GAAP measure to the corresponding GAAP measure is not available without unreasonable effort due to the variability and complexity of the reconciling items described above that we exclude from this non-GAAP measure. The variability of these items may have a significant impact on our future GAAP financial results and, as a result, we are unable to prepare the forward-looking statement of income and statement of cash flows prepared in accordance with GAAP that would be required to produce such a reconciliation. Forward-looking statements This presentation includes forward-looking statements, including statements relating to our outlook and 2026 assumptions. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. In some cases, forward-looking statements can be identified by the use of forward-looking terms such as "anticipate," "estimate," "believe," "continue," "could," "intend," "may," "plan,“ "predict," "should," "will," "expect," "project," "forecast," "goal," "outlook," "target,” or the negative of these terms or other comparable terms. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements are based on certain assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions and expected future developments, as well as other factors we believe are appropriate in the circumstances. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions that may cause actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Factors that might cause or contribute to a material difference include the risks discussed in our filings with the SEC and the following: competition and pricing pressures; economic conditions generally; fluctuations in fuel prices; increased carrier prices; severe weather, natural disasters, terrorist attacks or similar incidents that cause material disruptions to our operations or the operations of the third-party carriers and independent contractors with which we contract; our dependence on third-party carriers and independent contractors; labor disputes or organizing efforts affecting our workforce and those of our third-party carriers; legal and regulatory challenges to the status of the third-party carriers with which we contract, and their delivery workers, as independent contractors, rather than employees; our ability to develop and implement suitable information technology systems and prevent failures in or breaches of such systems; the impact of potential cyber-attacks and information technology or data security breaches; our ability to integrate machine learning and artificial intelligence technologies to deliver our services and operate our business; issues related to our intellectual property rights; our ability to access the capital markets and generate sufficient cash flow to satisfy our debt obligations; litigation that may adversely affect our business or reputation; increasingly stringent laws protecting the environment, including transitional risks relating to climate change, that impact our third-party carriers; governmental regulation and political conditions; our ability to attract and retain qualified personnel; our ability to successfully implement our cost and revenue initiatives and other strategies; our ability to successfully manage our growth; our reliance on certain large customers for a significant portion of our revenue; damage to our reputation through unfavorable publicity; our failure to meet performance levels required by our contracts with our customers; the inability to achieve the level of revenue growth, cash generation, cost savings, improvement in profitability and margins, fiscal discipline, or strengthening of competitiveness and operations anticipated or targeted; and the impact of the separation on our businesses, operations and results. All forward-looking statements set forth in this presentation are qualified by these cautionary statements and there can be no assurance that the actual results or developments anticipated by us will be realized or, even if substantially realized, that they will have the expected consequences to or effects on us or our business or operations. Forward-looking statements set forth in this presentation speak only as of the date hereof, and we do not undertake any obligation to update forward-looking statements to reflect subsequent events or circumstances, changes in expectations or the occurrence of unanticipated events, except to the extent required by law.

3 Q1 2026 overview 1 Brokerage TL volume improved every month throughout Q1 2 TL spot mix and gross profit per load increased significantly 3 Managed Transportation awarded additional FUM and pipeline increased 4 Accelerated deployment of agentic AI to drive efficiency and incremental margin 5 Q2 Adj. EBITDA outlook of $27M-$37M with improving TL volume trends and spot mix

4 $229M $202M Q1 25 Q1 26 Companywide results RXO reported adjusted EBITDA of $6M Adjusted EBITDA1Gross margin 1 See the “Non-GAAP financial measures” section. $22M $6M Q1 25 Q1 26 1.5% 0.4%16.0% Revenue $1,433M $1,425M Q1 25 Q1 26 14.2%

5 Quarterly performance across key service offerings Q1 revenue by service offering 74% 18% 8% Truck Brokerage Last Mile Managed Transportation Excludes impact of eliminations. Numbers may not add up to 100% due to rounding. Brokerage • Volume: Down 8% y/y – LTL: Up 5% y/y, 28% of volume – TL: Down 12% y/y, 72% of volume • TL spot mix: 33%, +500 bps q/q and 600 bps y/y • Gross margin: 11.4% – TL gross profit per load: +9% q/q • Productivity gains: +15%1 Complementary services • Managed Trans. awarded >$100M of FUM • Managed Trans. pipeline increased by $200M • Last Mile stops down 8% y/y, impacted by weather • Gross margin: 19.8% 1 As measured by loads per person per day over the last twelve months. Brokerage headcount defined as customer and carrier representatives.

New technology across key pillars

Committed to technology and AI investments with a strong ROIC

RXO

Volume and Margin

- ✦ Expanded **agentic AI email spot quote functionality**; reps delivered increase in both volume and GPPL
- • Expanded proprietary Spot Bot and API integrations
- • **>30% increase** q/q in digital TL quoted opportunities
- ✦ Increased digital offers by ~**15%** via enhanced experience and expanded AI Freight Matching Models
- • Achieved **>10x** improvement in time-to-bid on RXO Connect™ for digital carrier users
- • **>30% increase** q/q in digital channel TL gross profit per load

Productivity

- ✦ Automated **>500k** phone calls in the quarter
- ✦ Expanded agentic AI capacity sourcing and tracking
- ✦ Launched agentic AI Cross-Border Paperwork process automating **thousands** of commercial invoices

Service

- ✦ Introduced **AI Fraud Protection Agent**, adding additional protection for higher risk freight
- • Launched **Digital Twin** capability on RXO Connect™ to provide large shippers with modeling of their transportation network
- ✦ Rolling out Generative AI **RXO Assist Agent** to standardize operations and improve training

✦ Artificial Intelligence • Transactional automation

6

7 Adjusted EPS bridge Earnings per share Q1-26 Q1-25 GAAP diluted EPS $(0.21) $(0.18) Amortization of intangible assets 0.06 0.09 Transaction, integration and restructuring costs 0.05 0.12 Debt extinguishment loss1 0.07 - Tax associated with adjustments above2 and discrete tax item (0.06) (0.06) Adjusted diluted EPS3 $(0.09) $(0.03) RXO reported Q1 2026 adjusted diluted EPS of $(0.09) 1 Debt extinguishment loss associated with the redemption of the Senior Notes due 2027. 2 The tax impact of non-GAAP adjustments represents the tax benefit (expense) calculated using the applicable statutory tax rate that would have been incurred had these adjustments been excluded from net loss. Our estimated tax rate on non-GAAP adjustments may differ from our GAAP tax rate due to differences in the methodologies applied. 3 See the “Non-GAAP financial measures” section.

8 Capital structure Note: In millions. 1 See the “Non-GAAP financial measures” section. 2 See appendix for leverage calculations. • Refinanced Senior Notes in the quarter – Extended maturity to May 2031 – Upsized issuance to $400M – Lowered interest rate to 6.375% from 7.500% • Strong liquidity position with $386M available Capital structure Q1 2026 Notes due 2031 $ 400 Finance leases, asset financing, ST debt & other 58 Total debt, principal balance & other $ 458 Less: cash 21 Net debt 1 $ 437 LTM Leverage1,2 3.8x 3.7x Gross Net

Adjusted FCF walk[1]

- **Q1 timing considerations**
  - 2H '26 CapEx expected to be ~30% lower, driven by lower real estate and software expenditures
  - Accelerated interest with refinancing of Senior Notes due 2027 (~$7M)
- Remain confident with long-term conversion of 40%-60% across market cycles

Q1'26 adjusted free cash flow[1]



$6
$6
$(17)
$(1)
$(8)
$(1)
$(15)
Adj. EBITDA 1,2
Stock-based comp.
Net CapEx 3
Changes in W/C
Cash interest
Cash taxes
Adj. FCF 1

Q1 adj. FCF impacted by lower levels of profitability and CapEx/interest timing

RXO

Note: In millions.
[1] Adjusted EBITDA and adjusted FCF are non-GAAP financial measures. See the "Non-GAAP financial measures" section.
[2] Adjusted EBITDA excludes certain NEO spin-related stock-based compensation.
[3] Purchases of property & equipment, net of proceeds.

9

10 47% 45% 21% 6% 12% 1% -13% -21% -26% -21% -18% -14% -10% -4% -1% 3% 4% 3% 1% 1% 8% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 TL Rev / Ld (% △ y/y) Brokerage TL revenue per load trends Revenue per load increased at fastest rate in 4 years, primarily driven by increased spot mix 20252021 2023 20242022 1 Includes the impact of CoyoteTL revenue per load up 8% y/y • Highest growth rate in 4 years – Excludes impact of fuel and length of haul – Spot mix increased 500 bps q/q and 600 bps y/y – Improved contract rates in effect from bid season – April Rev/Ld growth accelerated: +12% y/y • Expect contract rates up high-single digit % vs. prior expectation of up low-to-mid single digit % Note: All periods prior to Q4 2024 exclude the impact of the Coyote Logistics acquisition. 1 Excludes the impact of changes in fuel prices and length of haul. 1 2026

11 Current market conditions and Brokerage margin performance Supply-side market tightening • TL market remains tight, driven by continued capacity exits driven by regulatory changes and enforcement • Industry KPIs at highest levels in 4 years, despite soft demand Improved TL gross profit per load • Brokerage gross profit per load and spot mix improved every month – TL gross profit per load +9% sequentially – Spot TL mix +500bps q/q, helping to offset contractual margin squeeze – Expect spot mix and gross profit per load to improve again in Q2 • Working closely with customers to optimize service, volume and price Significant gross profit per load improvement driven by increased spot volume

12 TL volume and gross profit per load trends Note: All periods prior to Q4 2024 exclude the impact of the Coyote Logistics acquisition. TL volume improved every month in Q1 and gross profit per load increased by 9% q/q

13 LTL volume and gross profit per load trends LTL volume growth continued to outperform Note: All periods prior to Q4 2024 exclude the impact of the Coyote Logistics acquisition.

14 Q2 2026 outlook and modeling assumptions • Adjusted EBITDA1: $27M-$37M • Overall Brokerage, TL, and LTL y/y volume: Approximately flat • Brokerage TL gross profit per load: Up q/q Q2 2026 outlook FY 2026 modeling assumptions • Capital expenditures: $50M-$55M • Depreciation: $65M-$75M, Amortization of intangibles: $40M-$45M • Stock-based compensation: $25M-$35M • Restructuring, transaction & integration expenses: $25M-$30M • Net interest expense: $32M-$36M • Cash taxes: $6M-$8M • Fully diluted weighted-average shares outstanding: ~170M 1 See the “Non-GAAP financial measures” section.

15 Balanced capital allocation Internal investments Strong historical return on invested capital Share repurchases Opportunistic M&A Complementary to RXO’s strategy Balanced capital allocation philosophy with a ROIC-based approach $125 million share repurchase program

16 Key investment highlights 1 Large addressable market with secular tailwinds 2 Track record of above-market growth and high profitability 3 Proprietary technology drives productivity, volume and margin expansion 4 Long-term relationships with blue-chip customers 5 Market-leading platform with complementary transportation solutions 6 Tiered approach to sales drives multi-faceted growth opportunities 7 Diverse exposure across attractive end markets 8 Experienced and proven leadership team

17 Appendix

18 Financial reconciliations 1 See the “Non-GAAP financial measures” section. 2 Adjusted EBITDA margin is calculated as adjusted EBITDA divided by revenue. 3 Twelve months ended March 31, 2026 is calculated as the three months ended March 31, 2026 plus the year ended December 31, 2025 less the three months ended March 31, 2025. Reconciliation of net loss to adjusted EBITDA and adjusted EBITDA margin Twelve Months Ended March 31, Year Ended December 31, (Dollars in millions) 2026 2025 2026 3 2025 Net loss (36)$ (31)$ (105)$ (100)$ Interest expense, net 9 9 35 35 Income tax benefit (13) (8) (20) (15) Depreciation and amortization expense 26 32 110 116 Transaction and integration costs 2 6 18 22 Restructuring and other costs 7 14 32 39 Goodwill impairment - - 12 12 Debt extinguishment loss 11 - 11 - Adjusted EBITDA 1 6$ 22$ 93$ 109$ Revenue 1,425$ 1,433$ 5,734$ 5,742$ Adjusted EBITDA margin 1, 2 0.4% 1.5% 1.6% 1.9% Three Months Ended March 31,

19 Financial reconciliations (cont.) 1 The tax impact of non-GAAP adjustments represents the tax expense calculated using the applicable statutory tax rate that would have been incurred had these adjustments been excluded from net loss. Our estimated tax rate on non-GAAP adjustments may differ from our GAAP tax rate due to differences in the methodologies applied. 2 See the "Non-GAAP financial measures" section. (Dollars in millions, shares in thousands, expect per share amounts) 2026 2025 Net loss (36)$ (31)$ Amortization of intangible assets 10 15 Transaction and integration costs 2 6 Restructuring and other costs 7 14 Debt extinguishment loss 11 - Income tax associated with the adjustments above 1 (7) (9) Discrete tax item (3) - Adjusted net loss 2 (16)$ (5)$ Adjusted diluted loss per share 2 (0.09)$ (0.03)$ Weighted-average common shares outstanding Diluted 169,104 168,023 Three Months Ended March 31, Reconciliation of net loss to adjusted net loss and adjusted diluted loss per share

20 1 See the “Non-GAAP financial measures” section. 2 Includes the cash component of these line items. 3 See Reconciliation of net loss to adjusted EBITDA. 4 Free cash flow conversion from adjusted EBITDA is calculated as free cash flow divided by adjusted EBITDA. 5 Adjusted free cash flow conversion from adjusted EBITDA is calculated as adjusted free cash flow divided by adjusted EBITDA. Financial reconciliations (cont.) (Dollars in millions) 2026 2025 Net cash used in operating activities (7)$ (2)$ Payment for purchases of property and equipment (17) (15) Free cash flow 1 (24)$ (17)$ Transaction and integration costs 2 1 17 Restructuring and other costs 2 8 6 Adjusted free cash flow 1 (15)$ 6$ Adjusted EBITDA 1,3 6$ 22$ Free cash flow conversion from adjusted EBITDA 1,4 -400.0% -77.3% Adjusted free cash flow conversion from adjusted EBITDA 1,5 -250.0% 27.3% Three Months Ended March 31, Reconciliation of cash flows from operating activities to free cash flow and adjusted free cash flow

21 Financial reconciliations (cont.) 1 Complementary services include Last Mile and Managed Transportation services. Calculation of gross margin and gross margin as a percentage of revenue (Dollars in millions) 2026 2025 Revenue Truck brokerage 1,097$ 1,067$ Complementary services 1 388 415 Eliminations (60) (49) Revenue 1,425$ 1,433$ Cost of transportation and services (exclusive of depreciation and amortization) Truck brokerage 971$ 924$ Complementary services 1 260 278 Eliminations (60) (49) Cost of transportation and services (exclusive of depreciation and amortization) 1,171$ 1,153$ Direct operating expense (exclusive of depreciation and amortization) Truck brokerage 1$ 1$ Complementary services 1 49 47 Direct operating expense (exclusive of depreciation and amortization) 50$ 48$ Direct depreciation and amortization Truck brokerage -$ -$ Complementary services 1 2 3 Direct depreciation and amortization 2$ 3$ Gross margin Truck brokerage 125$ 142$ Complementary services 1 77 87 Gross margin 202$ 229$ Gross margin as a percentage of revenue Truck brokerage 11.4% 13.3% Complementary services 1 19.8% 21.0% Gross margin as a percentage of revenue 14.2% 16.0% Three Months Ended March 31,

22 Financial reconciliations (cont.) 1 See the “Non-GAAP financial measures” section. 2 See reconciliation of net loss to adjusted EBITDA. 3 Represents stock compensation expense included in sales, general and administrative expense. March 31, (Dollars in millions) 2026 Reconciliation of bank-adjusted EBITDA Adjusted EBITDA 1,2 for the twelve months ended March 31, 2026 93$ Adjustments per credit agreement 3 for the twelve months ended March 31, 2026 26 Bank-adjusted EBITDA 119$ Calculation of gross leverage Total debt, principal balance and other 458$ Bank-adjusted EBITDA 119 Gross Leverage 1 3.8x Calculation of net leverage Total debt, principal balance and other, net of cash and cash equivalents 437$ Bank-adjusted EBITDA 119 Net Leverage 1 3.7x Reconciliation of bank-adjusted EBITDA; Calculcation of gross and net leverage